UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Apollo Diversified Real Estate Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Apollo Diversified Real Estate Fund

9 West 57th Street

New York, New York 10019

Tel (212) 515-3200

July 25, 2025

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Apollo Diversified Real Estate Fund (the “Fund”). At the Special Meeting, shareholders of the Fund will be asked to elect Ira Cohen, Christine Gallagher, Nathan Headrick, Michael Porter and Stuart Rothstein, (each, a “Nominee” and together, the “Nominees”) to the Board of Trustees of the Fund (the “Board”).

Only shareholders of record at the close of business on July 22, 2025 are entitled to notice of, and to vote, at the Special Meeting and any adjournments or postponements thereof.

After careful review, the Board unanimously recommends that you read the enclosed materials carefully and then vote to elect each of the Nominees.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to https://viewproxy.com/Apollo/broadridgevsm2/. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call 1-800-690-6903. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call 1-844-858-7387.

•	By Attending the Virtual Meeting. Any shareholder who attends the Special Meeting virtually may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the

Special Meeting, you may revoke your proxy and vote your shares virtually at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., toll free at 1-844-858-7387.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ Stuart Rothstein
Stuart Rothstein
Chairman and President
Apollo Diversified Real Estate Fund

Apollo Diversified Real Estate Fund

9 West 57th Street

New York, New York 10019

Tel (212) 515-3200

NOTICE OF SPECIAL MEETING

July 25, 2025

Apollo Diversified Real Estate Fund (the “Fund”) will hold a Special Meeting of Shareholders of the Fund on August 27, 2025 at 10:30 a.m. Eastern Time (the “Special Meeting”). The Special Meeting will be held virtually by means of a live webcast for the following purposes:

1.	To elect Ira Cohen, Christine Gallagher, Nathan Headrick, Michael Porter and Stuart Rothstein to the Board of Trustees (collectively, the “Nominees”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders will be able to attend the Special Meeting online, submit questions during the Special Meeting, and vote their shares electronically. To participate in the Special Meeting, shareholders must register in advance by visiting https://viewproxy.com/Apollo/broadridgevsm2/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2:00 p.m. Eastern Time on August 26, 2025, but in any event must be received by the scheduled time for commencement of the Special Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/Apollo/broadridgevsm2/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at https://viewproxy.com/Apollo/broadridgevsm2/. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

The Special Meeting webcast will begin promptly at 10:30 a.m. Eastern Time on August 27, 2025. We encourage shareholders to access the Special Meeting prior to the start time. For additional information on how you can attend and participate in the Special Meeting, please see the instructions below. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

Shareholders of record at the close of business on July 22, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares virtually.

By Order of the Board of Trustees,

/s/ Stuart Rothstein
Stuart Rothstein President

New York, New York

July 25, 2025

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than virtually at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

Apollo Diversified Real Estate Fund

9 West 57th Street

New York, New York 10019

Tel (212) 515-3200

PROXY STATEMENT

Special Meeting of Shareholders to be held on August 27, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Apollo Diversified Real Estate Fund, a Delaware statutory trust (the “Fund”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on August 27, 2025 at 10:30 a.m. Eastern Time, for the purposes set forth in the accompanying notice. The Special Meeting will be held virtually by means of a live webcast.

The Special Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:30 a.m. (Eastern Time). Shareholders will be able to attend the Special Meeting online, submit questions during the Special Meeting, and vote their shares electronically. To participate in the Special Meeting, shareholders must register in advance by visiting https://viewproxy.com/Apollo/broadridgevsm2/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2:00 p.m. Eastern Time on August 26, 2025, but in any event must be received by the scheduled time for commencement of the Special Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/Apollo/broadridgevsm2/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at www.proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many shareholder-submitted questions as time permits that comply with the Special Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Shareholders of record of the Fund at the close of business on July 22, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class on the proposal set forth herein (the “Proposal”).

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving the election of Ira Cohen, Christine Gallagher, Nathan Headrick, Michael Porter and Stuart Rothstein to the Board of Trustees, as summarized below in the Proposal. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting virtually may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is July 25, 2025. Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for

the Special Shareholder Meeting to be Held on August 27, 2025:

This Proxy Statement is Available at https://viewproxy.com/Apollo/broadridgevsm2/.

PROPOSAL: APPROVAL OF ELECTION OF

IRA COHEN, CHRISTINE GALLAGHER, NATHAN HEADRICK,

MICHAEL PORTER AND STUART ROTHSTEIN TO THE BOARD OF TRUSTEES

Introduction

The Board is recommending the approval of the election of Ira Cohen, Christine Gallagher, Nathan Headrick, Michael Porter and Stuart Rothstein (each, a “Nominee and collectively, the “Nominees”) to the Board of Trustees. Each Nominee has agreed to serve on the Board for an indefinite term.

Robb Chapin, an Independent Trustee of the Fund since its inception, has tendered his resignation as Trustee, effective upon the election of his successor. Due to the resignation of Mr. Chapin, each Nominee was nominated for election to the Board by Robb Chapin, Ira Cohen and Nathan Headrick, each of whom is not deemed to be an “interested person” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, the Fund’s investment adviser, or the Fund’s distributor (“Independent Trustee”), serving as an ad hoc nominating committee, and the Board, including the Independent Trustees, unanimously determined to submit each Nominee to the Fund’s shareholders for election. The current Board noted these factors as consistent with good governance and that the transition to the Nominees was not likely to adversely affect the Fund. If the Nominees are elected by shareholders, (i) Ira Cohen, Christine Gallagher, Nathan Headrick and Michael Porter will be considered Independent Trustees and (ii) Stuart Rothstein will be considered a Trustee who is an “interested person” as that term is defined in the 1940 Act, due to his affiliation with Apollo, as further discussed below. Messrs. Cohen and Headrick have served as Independent Trustees of the Fund since its inception.

Currently, the Fund’s Board consists of four Trustees, three of whom were previously elected by the Fund’s initial shareholder in 2014. This composition satisfies the legal requirements of the 1940 Act in that at least a majority of Trustees have been elected by shareholders. However, the 1940 Act requires that persons filling vacancies on an investment company’s board be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected by shareholders. It further requires a fund to hold a meeting for the purpose of electing trustees if at any time less than a majority of the trustees were elected by shareholders of the fund.

Because one of the four current Trustees was appointed by the then-existing Trustees and not elected by shareholders, the Fund is prohibited by the 1940 Act from appointing new Trustees if a Trustee vacancy arises. In addition, if there was a vacancy for any shareholder-elected Trustee, the Fund would be required by the 1940 Act to hold a special meeting within sixty days of such vacancy. Accordingly, although the Fund is not required to hold a shareholder meeting to elect Trustees at this time, shareholders are being asked to elect the five Nominee Trustees to provide the Board with more flexibility should a future vacancy arise on the Board due to a Trustee’s resignation or otherwise. This also will reduce the likelihood that the Fund will need to undergo another proxy solicitation relating to Board composition in the short term or an emergency proxy solicitation because the Board fell below the required percentage of Trustees elected by shareholders.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications.

The Board believes each Nominee possesses experiences, qualifications and skills valuable to the Fund. Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information. If elected, each Nominee will serve until his or her successor is duly elected and qualifies.

Independent Trustees:

Ira Cohen. Mr. Cohen is a successful mutual fund executive with over 44 years of retail, offshore and institutional experience. He currently serves as an Independent Chairman of the Board of Trustees for the Angel Oak Funds Trust as well as an Independent Trustee for multiple fund boards including the Valued Advisor’s Series Trust, the Apollo Diversified Real Estate Fund, the CRM Family of Funds and as the independent Chairman of the US Fixed Income Trust. Over the past 20 + years Mr. Cohen has served as Managing Partner of a boutique consulting company providing advisory and compliance-related services to firms such as Depository Trust & Clearing Company (DTCC) and FINRA. Previously he has held senior positions at INVESCO

(formerly known as AIM Investments), Prudential and The Bank of New York. As a highly sought after thought leader, Mr. Cohen is a frequent speaker at top industry conferences. Mr. Cohen has held FINRA registered Series 6, Series 26 and Series 63 licenses.

Christine “C.C.” Gallagher. Ms. Gallagher serves as the Customer Experience (CX) Social Impact & Strategic Initiatives Manager at Leidos QTC Health Services. Commencing in March 2021, Ms. Gallagher has held the roles of Chief of Staff, Leidos Military & Veterans Health Solutions; Communications and Engagement Manager, Military and Family Life Counseling (MFLC) Program (West). She is also president of Military Quality of Life Consulting (MQOLC), LLC, a company she founded in 2015 that equips professional organizations to fulfill their goal of supporting the military community through corporate social responsibility, corporate philanthropy and cause marketing. In 2020, MQOLC’s mission expanded with a new product offering, The Stressless PCS Kit. From 2015 to 2019, Ms. Gallagher served as an agile IT project manager for BAM Technologies, LLC. She has served as a program director for multiple national military service organizations during her career. She was a Lecturer, Faculty Academic Advisor and Adjunct Professor at Troy University and Austin Peay State University in each of the respective school’s communications department from 2009 to 2016. Ms. Gallagher has served on the board of several national and local military service organizations. Ms. Gallagher has a Master of Science from the University of Tennessee and a Bachelor of Science from the University of Florida.

Nathan Headrick. Mr. Headrick has served as a Trustee of the Fund since inception. Mr. Headrick was a founder and Managing Director of BluWater Development from 2019-2024. Mr. Headrick helped create and place $14 billion of securities, representing dozens of private funds and public funds with KKR, Macquarie, CNL and CB Richard Ellis. In 2008, Mr. Headrick was inducted into the bar of the United States Supreme Court. The same year, he received the Orlando Business Journal 40 Under 40 Award. His community activities include service on the boards of the Class of 1938 Foundation, the Orange County Regional History Center, Junior Achievement of Florida, Florida Children’s Hospital, and United Cerebral Palsy of Central Florida. Mr. Headrick earned his Juris Doctor from Georgetown University Law Center. He additionally holds a Masters of Theology from Harvard University and is a graduate of the University of North Carolina.

Michael Porter. He also currently serves on the Board of Directors of Ednovate Charter School, joining that board in December 2020.

Previously, Mr. Porter worked at Netflix for over a decade, most recently holding the position VP, Corporate Development & Strategy. Prior to joining Netflix, Mr. Porter spent two years as an investment associate, including at Vista Equity Partners, focusing on software private equity products. He also worked as an entertainment finance associate in J.P. Morgan Chase’s Entertainment Industries Group. Mr. Porter has over fifteen years of finance experience related to equity research, corporate development, investment banking and private equity. Mr. Porter has an MBA from Harvard Business School and a B.A. in international business from the University of California, Berkeley.

Interested Trustee:

Stuart Rothstein. Mr. Rothstein has been a Partner and the Chief Operating Officer – Real Estate of Apollo since 2009 and the Chief Operating Officer – Asset Backed Finance of Apollo since April 2023. In those roles, Mr. Rothstein is responsible for managing the day-to-day operations of the businesses as well as strategic planning development and implementation of growth and product strategies and new business development. Mr. Rothstein has served as a director of Apollo Realty Income Solutions, Inc. since September 2021 and Chairperson of the board of directors since June 2022. Since March 2012, Mr. Rothstein has been the President and Chief Executive Officer and one of the directors of Apollo Commercial Real Estate Finance, Inc. (NYSE: ARI) (“ARI”). From September 2009 through April 2013, Mr. Rothstein served as the Chief Financial Officer, Treasurer and Secretary of ARI and from January 2022 to April 2022, he also served as the interim Chief Financial Officer, Treasurer, and Secretary of ARI. Since February 2024, Mr. Rothstein has been chair of the board of directors of Apollo Asset Backed Credit Company LLC. Prior to joining Apollo in 2009, Mr. Rothstein was a Co-Managing Partner of Four Corners Properties, a privately held real estate investment company. Previously, he was employed by KKR Financial Advisors, LLC, RBC Capital Markets, Related Capital Company and Spieker Properties, Inc. Mr. Rothstein graduated from the Schreyer Honors College at the Pennsylvania State University with a BS in Accounting and received an MBA from the Stanford University Graduate School of Business.

Additional information about each Nominee is set forth in the following table:

Name	Position and Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in the Fund Complex*** to be Overseen by Nominee	Other Directorships Held by Nominee

Independent Trustee Nominees

Ira Cohen	Trustee Nominee	Executive Vice President, Recognos Financial (financial data services firm), 2015 – present; and Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005 – present.	1	Trustee, Valued Advisers Trust (all series), 2010 – present; Trustee, Angel Oak Credit Opportunities Term Trust, 2021 – present; Trustee Angel Oak Financial Strategies Income Term Trust, 2018 – present; Trustee, Angel Oak Strategic Credit Fund, 2017 – present; and Trustee, Angel Oak Funds Trust (for all of its series), 2014 – present; Trustee, Apollo Diversified Credit Fund, 2017 – 2022; Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust, 2019 – 2022.

Christine Gallagher	Trustee Nominee	Customer Experience (CX) Social Impact & Strategic Initiatives Manager at Leidos QTC Health Services; Chief of Staff, Leidos Military & Veterans Health Solutions; Communications and Engagement Manager,	4	Trustee, Apollo Diversified Credit Fund, 2022 – present; Trustee, Apollo Debt Solutions BDC from 2021 – present; Trustee, Apollo S3 Private Markets Fund

Name	Position and Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in the Fund Complex*** to be Overseen by Nominee	Other Directorships Held by Nominee
		Military and Family Life Counseling (MFLC) Program (West) from March 2021-present; President of Military Quality of Life Consulting, LLC, a military support and consulting company, from 2015-present.		from 2023 – present.

Nathan Headrick	Trustee Nominee	Managing Director, BluWater Development (financial services firm), 2019 – 2024.	1	Trustee, Apollo Diversified Credit Fund, 2017 – 2022.

Michael Porter	Trustee Nominee	Corporate Development and Strategy at Netflix from 2014-2025; Board of Directors of Ednovate Charter School from December 2020-present.	4	Trustee, Apollo Diversified Credit Fund, 2022 – present; Trustee, Apollo Debt Solutions BDC from 2021 – present; Trustee, Apollo S3 Private Markets Fund from 2023 – present.

Interested Trustee Nominee

Stuart Rothstein	Trustee Nominee	Partner and Chief Operating Officer – Real Estate, Apollo Global Management, Inc., 2009 to present; Chief Operating Officer – Asset Backed Finance, Apollo Global Management, Inc., 2023 to present; Director and Chairperson, Apollo Asset Backed Credit Company LLC, 2024 to present; Director and Chairperson, Apollo Realty Income Solutions, Inc., 2021 to present; Director, President and Chief Executive Officer, Apollo Commercial Real Estate Finance, Inc., 2012 to present.	1	Director and Chairperson, Apollo Asset Backed Credit Company LLC, 2024 to present; Director and Chairperson, Apollo Realty Income Solutions, Inc., 2021 to present; Director, President and Chief Executive Officer, Apollo Commercial Real Estate Finance, Inc., 2012 – present.

*	The address for the Nominees listed above is c/o Apollo Diversified Real Estate Fund, 9 West 57th Street, New York, NY 10019.
**	The Term of office for the Nominees listed above will continue indefinitely.
***

“Fund Complex” comprises registered investment companies for which Apollo Real Estate Fund Adviser, LLC (the “Adviser”) or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Debt Solutions BDC, Apollo Diversified Credit Fund, Apollo S3 Private Markets Fund, MidCap Apollo Institutional Private Lending, MidCap Financial Investment Corporation, Apollo Origination II (Levered) Capital Trust, and Apollo Origination II (UL) Capital Trust.

Board Leadership Structure. During the fiscal year ended September 30, 2024, the current Board of Trustees held four quarterly meetings and three special meetings. If elected, the Fund’s Board of Trustees after the election (the “Post-Election Board”) would be composed of five Trustees. In addition to four regularly scheduled meetings per year, the Post-Election Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. The Post-Election Board may also designate working groups or ad hoc committees as it deems appropriate.

The Post-Election Board expects to appoint Stuart Rothstein to serve in the role of Chairperson. Under the Fund’s Agreement and Declaration of Trust and By-Laws, the Chairperson of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Chairperson would also be expected to perform such other functions as may be requested by the Post-Election Board from time to time.

The current Board and the Nominees believe that this leadership structure is appropriate because it would allow the Post-Election Board to exercise informed and independent judgment over matters under its purview, and it would allocate areas of responsibility among committees or working groups of Trustees and the full Board in a manner that would be expected to enhance effective oversight.

Mr. Rothstein may be deemed to be an interested person of the Fund by virtue of his senior management role with Apollo and the portfolio management services that he provides to the Fund. The current Board and the Nominees believe that having an interested person serve on the Post-Election Board is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. It is anticipated that the leadership structure of the Post-Election Board may be changed at any time and in the discretion of the Post-Election Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight by the Post-Election Board. As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Post-Election Board would oversee the management of the Fund’s risk management structure by the Adviser, the Fund’s officers and service providers to the Fund. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is expected to be subsumed within the other responsibilities of these parties. The Post-Election Board would consider risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Post-Election Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Adviser, the Fund’s officers and other service providers, such as the Fund’s independent accountant, would be expected to prepare regular reports to the Post-Election Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees are also expected to receive special written reports or presentations on a variety of risk issues at the request of the Post-Election Board, a committee, the Chairperson or a senior officer.

In its annual review of the Fund’s advisory and sub-advisory agreements, the Post-Election Board expects to review information provided by the Adviser and the Fund’s investment sub-advisers, as applicable, relating to such party’s operational capabilities, financial conditions and resources. The Post-Election Board is also expected to discuss particular risks that are not addressed in its regular reports and processes.

Post-Election Board Committees

If the Nominees take office as Trustees, it is anticipated that the Post-Election Board will consist of two standing committees: the Audit Committee and the Governance Committee.

Audit Committee

The Audit Committee is expected to be composed entirely of Independent Trustees. The members of the Audit Committee are expected to be: Ira Cohen, Christine Gallagher, Nathan Headrick and Michael Porter. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls.

The Audit Committee of the current Board consists of all of the current Independent Trustees: Robb Chapin, Ira Cohen and Nathan Headrick. Ira Cohen has been determined by the current Board to be an “audit committee financial expert.” The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended September 30, 2024, the Audit Committee held six meetings.

Governance Committee

The Governance Committee is expected to be composed entirely of Independent Trustees. The members of the Governance Committee are expected to be: Ira Cohen, Christine Gallagher, Nathan Headrick and Michael Porter. The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards. The Governance Committee operates pursuant to a Governance Committee Charter. The Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

The Governance Committee of the current Board consists of all of the current Independent Trustees: Robb Chapin, Ira Cohen and Nathan Headrick. During the fiscal year ended September 30, 2024, the Governance Committee held one meeting.

Nominee Ownership

The following table shows the dollar range of the Fund shares beneficially owned by each Nominee as of the Record Date:

Name of the Trustee or Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by the Nominee in Family of Investment Companies(1)
Ira Cohen	None	None
Christine Gallagher	None	$50,001 – $100,000
Nathan Headrick	None	None
Michael Porter	None	$10,001 – $50,000
Stuart Rothstein	None	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

Compensation

Three of the Nominees, Messrs. Cohen, Headrick and Rothstein have previously served as Trustees of the Fund. Mr. Rothstein has not received compensation from the Fund for serving as Trustee. Mr. Cohen received $73,500 for his services to the Fund as an Independent Trustee and Audit Committee chairman for the fiscal year ended September 30, 2024. Mr. Headrick received $57,750 for his services to the Fund as an Independent Trustee for the fiscal year ended September 30, 2024. Ms. Gallagher and Mr. Porter have not previously served as Trustees of the Fund. Therefore, Ms. Gallagher and Mr. Porter have not received any compensation from the Fund. Each Independent Trustee Nominee who takes office with the Board will be paid by the Fund as a Trustee. If the Nominees are elected and take office, the new Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Nominees may take into account their services provided to other funds in the Fund Complex, if any.

During the last fiscal year, none of the Fund’s officers received any compensation from the Fund

Conclusion

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” the election of each Nominee to the Board of Trustees. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

* * *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a plurality of the votes cast at the Special Meeting if quorum is present. Under a plurality vote, Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on the Proposal. For the Proposal, the holders of fifty percent (50%) of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the Special Meeting (virtually or by proxy) constitutes a quorum.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

* * *

VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting virtually. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of fifty percent (50%) of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (virtually or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the Record Date. In determining whether to adjourn the Special Meeting with respect to the Proposal, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting virtually or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the Proposal to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposal, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the Proposal and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the Proposal and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meeting of the Fund’s shareholders should be sent to the Fund at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting virtually. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Fund will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $150,000.

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ADDITIONAL INFORMATION

Voting Securities

The Fund is a continuously offered, diversified, closed-end investment management company that is operated as an interval fund. As of July 22, 2025, the Record Date, there were 157,984,044 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Principal Holders of Voting Securities

To the best knowledge of the Fund, as of the Record Date, no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) is known to the Fund to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Apollo Real Estate Fund Adviser, LLC, located at 9 West 57th Street, New York, New York 10019. The Adviser was formed in 2013 and is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The Adviser also provides certain administrative services to the Fund pursuant to a separate administration agreement. The Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries.

The Fund’s principal underwriter is ALPS Distributors, Inc., with an address at 1290 Broadway, Suite 1100, Denver, CO 80203.

Other Fund Service Providers

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as administrator and accounting agent to the Fund pursuant to a fund services agreement. SS&C Global Investor & Distribution Solutions, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Fund’s transfer agent.

Payments to Affiliated Brokers

During the fiscal year ended September 30, 2024, the Fund did not pay any affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 1-888-926-2688.

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OTHER MATTERS

The Board is not aware of any other matters which may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit a proposal for inclusion in a proxy statement for the Fund’s next shareholder meeting subsequent to this Special Meeting, if any, must submit such proposal within a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting and must meet certain requirements. Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. The fact that the Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

July 25, 2025

By Order of the Board of Trustees

/s/ Stuart Rothstein
Stuart Rothstein
President

SCAN TO VIEW MATERIALS & VOTE wTo vote by Internet APOLLO DIVERSIFIED REAL ESTATE FUND9 WEST 57TH STREET1) Read the Proxy Statement and have the proxy card NEW YORK, NY 10019below at hand.2) Go to website www.proxyvote.com or scan the QR Barcode above3) Follow the instructions provided on the website.4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://viewproxy.com/Apollo/broadridgevsm2/.To vote by Telephone1) Read the Proxy Statement and have the proxy card below at hand.2) Call 1-800-690-69033) Follow the instructions.To vote by Mail1) Read the Proxy Statement.2) Check the appropriate box on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V77282-S19643 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTo withhold authority to vote for any individual nominee(s), mark “For All Except” and write the For Withhold For All name(s) of the nominee(s) on the line below.The Board of Trustees recommends you vote FOR each of the nominees. All All Except1. Election of Trustees ! ! ! Nominees: 01) Ira Cohen 02) Christine Gallagher 03) Nathan Headrick 04) Michael Porter 05) Stuart Rothstein2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Trustee. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.Note: Please be sure to sign and date this Proxy.Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com.V77283-S19643APOLLO DIVERSIFIED REAL ESTATE FUND Special Meeting of Shareholders August 27, 2025 at 10:30 a.m.PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints Ryan Del Giudice and Kristin Hester, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of Shareholders of Apollo Diversified Real Estate Fund, a Delaware statutory trust (the “Fund”), to be held on August 27, 2025 at 10:30 a.m. (Eastern Time) and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed on the reverse side all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any Proxy previously given with respect to the Meeting.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should both sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who must state his or her title.(Continued on the reverse)